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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                _______________

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                _______________

                                 APRIL 2, 1998
                                 Date of Report

                         fine.com INTERNATIONAL CORP.
           Name of small business issuer as specified in its charter

                                _______________

     STATE OF WASHINGTON            0-22805                  91-1657402
State or Other Jurisdiction of  Commission File             IRS Employer
Incorporation or Organization       Number              Identification Number

                         1525 FOURTH AVENUE, 8TH FLOOR
                          SEATTLE, WASHINGTON  98101
                    Address of Principal Executive Offices

                                 206-292-2888
                            Issuer Telephone Number
                                _______________

                             fine.com CORPORATION
                     Former name of small business issuer


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ITEM 5.  OTHER EVENTS

     Effective on April 2, 1998, the Registrant changed its name to "fine.com International Corp." from "fine.com Corporation." The name change was approved by the Registrant's Board of Directors at its meeting on March 27, 1998 and was effected by filing Articles of Amendment to the Registrant's Articles of Incorporation with the Secretary of State for the State of Washington.

ITEM 7(c).  EXHIBITS

 Exhibit
 Number                           Description
--------   -----------------------------------------------------------
  3.1A Articles of Amendment filed on April 2, 1998 to Articles of Incorporation, as amended, of fine.com Corporation


                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     Dated:  April 10, 1998

                                         fine.com International Corp.

                                     By:  /s/ James P. Chamberlin
                                         -------------------------------------
                                         James P. Chamberlin
                                         Secretary and Chief Financial Officer